Employee Benefit Plans and Similar Obligations - Summary of Share Based Compensation Plan (Plan 2018-2021) (Detail) - 12 months ended Dec. 31, 2018 - Plan 2018-2021 [member] $ in Millions	ARS ($)	$ / shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
- Granted	761,512
Amount at end of year	761,512
Expense recognized during the year | $	$ 100
Fair value of shares on grant date (in U.S. dollars) | $ / shares		$ 13.60